EARNINGS PER SHARE (EPS)	6 Months Ended
Dec. 31, 2021
EARNINGS PER SHARE (EPS)
EARNINGS PER SHARE (EPS)

9.    EARNINGS PER SHARE (EPS)

The numerators and denominators used in the calculation of basic EPS and diluted EPS are presented below:

	Three -month period ended		Six -month period ended
	12/31/2021	12/31/2020	12/31/2021	12/31/2020
Numerator
Profit (loss) for the period (basic EPS)	3,427,093	648,193	4,301,230	(6,323,365)
Profit (loss) for the period (diluted EPS)	3,427,093	648,193	4,301,230	(6,323,365)
Denominator
Weighted average number of shares (basic EPS)	41,104,331	38,016,601	41,104,331	38,016,601
Weighted average number of shares (diluted EPS)	42,403,196	39,038,280	42,403,196	38,016,601

Basic profit (loss) attributable to ordinary equity holders of the parent	0.0834	0.0171	0.1046	(0.1663)
Diluted profit (loss) attributable to ordinary equity holders of the parent	0.0808	0.0166	0.1014	(0.1663)

For the six-month period ended December 31, 2020 diluted EPS was the same as basic EPS as the effect of potential ordinary shares would be antidilutive.

Diluted earnings per share is calculated by adjusting the weighted average number of shares outstanding to assume conversion of all dilutive potential shares. The Group has two categories of dilutive potential shares, share-based incentives, and Convertible notes.

The stock options were included in the diluted EPS calculation for the year ended December 31, 2021 only for the tranches in which the average market price of ordinary shares during the periods was higher than the assumed proceeds per option. See note 17.

Convertible notes outstanding were not included in the diluted EPS calculations for the three-and-six month periods ended December 31, 2021 because its interest (net of tax and other changes in income or expense) per ordinary share obtainable on conversion exceeds basic earnings per share.